SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported):  March 12, 2003

CHEC FUNDING, LLC

(Exact name of Registrant as Specified in Charter)

Delaware	333-69800	75-2851805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2728 North Harwood Street, Dallas, Texas  75201

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: (214) 981-5000

              Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

Filing of Computational Materials.

Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, CHEC Funding, LLC (the “Depositor”) will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Centex Home Equity Loan Trust 2003-A, Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A (the “Certificates”).

In connection with the offering of the Certificates of the Depositor, Greenwich Capital Markets, Inc., prepared certain materials (the “Computational Materials”) some or all of which were distributed by Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, Banc of America Securities LLC, and Salomon Smith Barney Inc. (the “Underwriters”) to their potential investors.  Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials.  The Computational Materials are attached hereto as Exhibit 99.1.

Item 7.

Financial statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

Exhibit No.

99.1

Computational Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEC FUNDING, LLC

By:  /s/ Jeffrey B. Upperman_________________

Name:  Jeffrey B. Upperman

Title:    Vice President

Date:  March 12, 2003

EXHIBIT INDEX

Exhibit Number

Description

Sequentially Numbered Page

99.1

Computational Materials.

Exhibit 99.1

[Computational Material]